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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549


                                    Form 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                        DATE OF REPORT: NOVEMBER 30, 2004
                        (Date of earliest event reported)

                         Commission file number 0-4065-1

                          Lancaster Colony Corporation
             (Exact name of registrant as specified in its charter)

                   Ohio                                  13-1955943
     (State or other jurisdiction of                   (I.R.S. Employer
      incorporation or organization)                 Identification No.)

             37 West Broad Street                          43215
                Columbus, Ohio                           (Zip Code)
   (Address of principal executive offices)

                                  614-224-7141
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [ ] Written communications pursuant to Rule 425 under the Securities Act
          (17 CFR 230.425)

      [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
          (17 CFR 240.14a-12)

      [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01      Regulation FD

     Lancaster Colony Corporation ("the Company") has been notified by U.S. Customs and Border Protection that the Company will be receiving approximately $26 million under the Continued Dumping and Subsidy Offset Act of 2000 ("CDSOA"). It is anticipated that these funds will be received in December 2004. CDSOA requires the distribution of certain moneys assessed under antidumping orders by the U.S. Customs and Border Protection to eligible affected companies for qualifying expenditures made in the past. This is the fourth year that the Company will have received a payment under CDSOA.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LANCASTER COLONY CORPORATION
                                          ------------------------------------
                                                  (Registrant)



Date:  November 30, 2004                  By:  /s/JOHN L. BOYLAN
       -----------------                  ------------------------------------
                                                  John L. Boylan
                                                  Treasurer, Vice President,
                                                  Assistant Secretary and
                                                  Chief Financial Officer
                                                  (Principal Financial
                                                  and Accounting Officer)